                                                                    EXHIBIT 99.2

                       CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, John N. Seitz, President and Chief Executive Officer of Anadarko Petroleum Corporation (the "Company") and Michael E. Rose, Executive Vice President and Chief Financial Officer of the Company, certify that:


      (1) the Annual Report on Form 10-K of the Company for the year ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

March 13, 2003                          /s/ John N. Seitz
                                        -------------------
                                        John N. Seitz
                                        President and Chief Executive Officer



March 13, 2003                          /s/ Michael E. Rose
                                        -------------------
                                        Michael E. Rose
                                        Executive Vice President and Chief
                                        Financial Officer

This certification is made solely pursuant to 18 U.S.C. Section 1350, and not for any other purpose.